Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions
Note 16 — Related Party Transactions

Transactions with Unconsolidated Affiliates

For the years ended December 31, 2015, 2014 and 2013, transactions with GCF included in revenues were $0.5 million, $0.8 million and $0.4 million. For the same periods, transactions with GCF included in costs and expenses were $5.8 million, $7.6 million and $6.3 million. The Partnership is subject to paying a deficiency fee in instances where the Partnership does not deliver its minimum volume requirements as outlined in the Partnership and fractionation agreements with GCF.

For the year ended December 31, 2015, capacity lease fees paid to T2 Eagle Ford and T2 LaSalle included in operating expenses were $2.8 million and $1.1 million, respectively. These fees are billed to the Partnership based on its portion of the cost to operate each respective joint venture. As of December 31, 2015, the Partnership had a $1.8 million payable to T2 Eagle Ford for capital project cash calls and accrued lease capacity fees.

Relationship with Targa Resources Partners LP

We provide general and administrative and other services to the Partnership, associated with the Partnership’s existing assets and assets acquired from third parties. The Partnership Agreement between the Partnership and us, as general partner of the Partnership, governs the reimbursement of costs incurred on the behalf of the Partnership.

The employees supporting the Partnership’s operations are employees of us. The Partnership reimburses us for the payment of certain operating expenses, including compensation and benefits of operating personnel assigned to the Partnership’s assets, and for the provision of various general and administrative services for the benefit of the Partnership. We perform centralized corporate functions for the Partnership, such as legal, accounting, treasury, insurance, risk management, health, safety and environmental, information technology, human resources, credit, payroll, internal audit, taxes, engineering and marketing. Since October 1, 2010, after the final conveyance of assets by us to the Partnership, substantially all of our general and administrative costs have been and will continue to be allocated to the Partnership, other than (1) costs attributable to our status as a separate reporting company and (2) our costs of providing management and support services to certain unaffiliated spun-off entities.

Relationship with Sajet Resources LLC

Former holders of our pre-IPO common equity, including certain of our executive managers and directors, own a controlling interest in Sajet Resources LLC (“Sajet”), which was spun-off in December 2010 prior to the IPO. Sajet owns certain technology rights, real property and ownership interests in Allied CNG Ventures LLC. We provide general and administrative services to Sajet and are reimbursed for these amounts at our actual cost. Services provided to Sajet totaled $1.1 million in 2015.

Relationship with Tesla Resources LLC

In September 2012, Tesla Resources LLC (“Tesla”) was spun-off from Sajet. Tesla has ownership interests in Floridian Natural Gas Storage Company LLC (“Floridian”). We provide general and administrative services to Tesla and Floridian and are reimbursed for these amounts at our actual cost. Services provided to Tesla and Floridian totaled $0.2 million in 2015.